SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

Check the appropriate box:

[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2)).
[X]	Definitive information statement

Ivy Funds
Ivy Variable Insurance Portfolios
 (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):
[ ]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, schedule or registration statement no.:
(3)	Filing party:
(4)	Date filed:

IVY FUNDS

Delaware Real Estate Securities Fund
(formerly, Delaware Ivy Securian Real Estate Securities Fund)
Delaware Global Real Estate Fund
(formerly, Delaware Ivy LaSalle Global Real Estate Fund)

IVY VARIABLE INSURANCE PORTFOLIOS
Delaware VIP Real Estate Securities
(formerly, Delaware Ivy VIP Securian Real Estate Securities)

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of Ivy Funds and Ivy Variable Insurance Portfolios (each a “Trust” and collectively, the “Trusts”) to inform shareholders of the Funds listed above (each, a “Fund” and collectively the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements.  The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company (“DMC” or the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about October 28, 2022 to shareholders of record of each Fund as of October 20, 2022 (the “Record Date”).  The Joint Information Statement is being made available on the Funds’ website at delawarefunds.com/literature (with respect to the Delaware Real Estate Securities Fund and Delaware Global Real Estate Fund) and delawarefunds.com/vip-literature (with respect to the Delaware VIP Real Estate Securities) on or about October 28, 2022 until at least January 31, 2023. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, your insurance company, or calling 800 523-1918.

INTRODUCTION

Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with a Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, each Trust, and certain affiliates requested and received an exemptive order from the SEC on January 17, 2017 (the “SEC Order”).  The SEC Order exempts the Manager, each Trust and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows each Trust’s Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trust without shareholder approval.  The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, at a meeting held on May 17-19, 2022 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust or of the Manager (the “Independent Trustees”), approved (i) the termination of Securian Asset Management (“Securian”), the former sub-advisor to the Delaware Real Estate Securities Fund and the Delaware VIP Real Estate Securities; (ii) the termination of LaSalle Investment Management Securities, LLC (“LaSalle”), the former sub-advisor to the Delaware Global Real Estate Fund; and (iii) the transition of day-to-day management of each of the Funds to the Macquarie Global Real Estate team (the “GLRE team”). In order to facilitate the GLRE team’s management of the Funds, the

Board, including a majority of the Independent Trustees, approved the following sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”), in order to permit the GLRE team to provide sub-advisory services to each of the Funds beginning on or about July 29, 2022, and approved new sub-advisory agreements between DMC and each of MIMGL, MIMEL and MFMHKL (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”). In addition, the Board approved MIMGL and MFMHKL to provide equity trading, and in the case of MIMGL, quantitative support services, to the Funds. MIMGL, MIMEL and MFMHKL are affiliates of the Manager.

Each of Securian and LaSalle ceased serving as a sub-advisor to their respective Funds on or about July 29, 2022 and each of Securian’s and LaSalle’s sub-advisory agreements have been terminated. The decision to terminate the sub-advisory agreements with Securian and LaSalle and transition day-to-day management of each of the Funds to the GLRE team was based upon certain factors, including but not limited to, the belief that each of the Funds would benefit from the expertise of the GLRE team in managing real estate and real-estate related strategies, and the potential for improvements and efficiencies in client servicing, marketing, sales support and distribution efficiencies due to the availability of internal investment management resources. The GLRE team consists of personnel across multiple jurisdictions, including US-based portfolio managers who provide services under DMC, as well as portfolio managers and analysts located in Australia (MIMGL), London (MIMEL) and Hong Kong (MFMHKL).

The Trust and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that, within ninety (90) days of hiring a new sub-advisor, modifying the terms and conditions of a sub-advisory agreement, or approving a new sub-advisory agreement with a sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding MIMGL, MIMEL and MFMHKL and the Sub-Advisory Agreements.

THE INVESTMENT MANAGER

The Manager is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and is a series of Macquarie Investment Management Business Trust, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”).  The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to an investment management agreement dated April 30, 2021, between the Manager and each Trust (each, a “Management Agreement”).  Each Management Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting on August 9-11, 2022. Each Trust employs the Manager to generally manage the investment and reinvestment of the assets of each of the Funds.  In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of each Fund, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of each Fund. The Manager furnishes regular reports to the Board regarding the investment program and performance of each Fund.

Pursuant to each Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and disposition of investments, securities and cash held by each Fund. Each Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with each Fund’s investment objective(s), policies, and restrictions. Under each Management Agreement, the Trust will bear the expenses of conducting its business. In addition, the Manager pays the salaries of all officers and Trustees of the Trust who are officers, directors, or employees of the Manager or its affiliates.

For these services, each Fund pays the Manager a fee calculated at an annual rate as follows:

Delaware Real Estate Securities Fund: 0.90% on the average daily net assets up to $1 billion; 0.87% on average daily net assets from $1 billion to $2 billion; 0.84% on average daily net assets from $2 billion to $3 billion; 0.80% on average daily net assets from $3 billion to $5 billion; 0.76% on average daily net assets from $5 billion to $10 billion; and 0.72% on average daily net assets over $10 billion.

Delaware Global Real Estate Fund: 0.95% on the average daily net assets up to $1 billion; 0.92% on average daily net assets from $1 billion to $2 billion; 0.87% on average daily net assets from $2 billion to $3 billion; 0.84% on average daily net assets from $3 billion to $5 billion; 0.82% on average daily net assets from $5 billion to $10 billion; and 0.80% on average daily net assets over $10 billion.

Delaware VIP Real Estate Securities: 0.90% on the average daily net assets up to $1 billion; 0.87% on average daily net assets from $1 billion to $2 billion; 0.84% on average daily net assets from $2 billion to $3 billion; and 0.80% on average daily net assets over $3 billion.

The Manager received the following advisory fees, after any applicable waivers, from the Funds for the fiscal year ended March 31, 2022 or December 31, 2021, as applicable:

Delaware Real Estate Securities Fund: $3,356,026 earned; $1,477,872 paid; $11,947 waived
Delaware Global Real Estate Fund: $932,627 earned; $232,073 paid; $216,727 waived
Delaware VIP Real Estate Securities: $311,791 earned; $144,788 paid; $0 waived

The key executives of the Manager and their principal occupations are: Shawn K. Lytle, President/Chief Executive Officer; David F. Connor, Senior Vice President/General Counsel/Secretary; Richard Salus, Senior Vice President/Chief Financial Officer; Michael F. Capuzzi, Senior Vice President/U.S. Chief Operating Officer; and Brian L. Murray, Senior Vice President/Chief Compliance Officer.  The address of each person listed is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shawn K. Lytle is also a Trustee for the Funds.

THE SUB-ADVISORS

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of Macquarie. As of September 30, 2022, the public investments division of Macquarie’s asset management business had total assets under management of approximately $192.2 billion.

Although MIMGL serves as the Funds’ sub-advisor, the Manager has ultimate responsibility for all investment advisory services. MIMGL also provides trading support and quantitative support to the Funds. The Manager has entered into the Sub-Advisory Agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMGL and the Manager with respect to the Funds is effective on or about July 29, 2022.

MIMGL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:

Name	Position
Dean Stewart	Director
Bruce Terry	Director
Patrick Ling	Chief Legal Officer
Lee Binks	Chief Compliance Officer
Rajiv Gohil	Director
Scot Thompson	Director
Caroline Marull	Director

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of the Manager and a part of MAM.

Although MFMHKL serves as the Funds’ sub-advisor, the Manager has ultimate responsibility for all investment advisory services. MFMHKL also provides trading support to the Funds. The Manager has entered into the Sub-Advisory Agreement with MFMHKL and compensates MFMHKL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MFMHKL and the Manager with respect to the Funds is effective on or about July 29, 2022.

MFMHKL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MFMHKL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFMHKL, is Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong:

Name	Position
John Bugg	Director
Andrew Graham	Chief Compliance Officer
Kwong Wai Yeung	Chief Financial Officer
Wei Cheong	Director
Andrew Swan	Director

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MAM.

Although MIMEL serves as the Funds’ sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager has entered into the Sub-Advisory Agreement with MIMEL and compensates MIMEL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMEL and the Manager with respect to the Funds is effective on or about July 29, 2022.

MIMEL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMEL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMEL, is 28 Ropemaker Street, London, England:

Name	Position
Anita Huynh	Director
Christopher Hamilton	Director
Gillian Evans	Director
Alexandre Clamen	Director
William Colvin	Chief Compliance Officer

APPROVAL OF EACH SUB-ADVISOR

Each Sub-Advisory Agreement between DMC and each of MIMGL, MFMHKL and MIMEL to allow the Sub-Advisors to provide certain sub-advisory services to the Funds, was approved by the Board.  Under the Sub-Advisory Agreements, and in accordance with applicable laws and regulations, the Sub-Advisors agree to provide the Manager with all books and records relating to the transactions they execute and render for presentation to the Board such reports as the Board may reasonably request.  The Sub-Advisory Agreements provide that DMC will pay fees not to exceed 0.40% to all Sub-Advisors in the aggregate for services provided to each Fund.

A Sub-Advisory Agreement may be terminated at any time, without the payment of a penalty, by:  (i) the Manager with written notice to the relevant Sub-Advisor; (ii) the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the relevant Fund, with written notice to the relevant Sub-Advisor; or (iii) the Sub-Advisor with written notice to the Manager and the Trust, each on not less than 60 days’ notice to the required parties.

Each Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, the Sub-Advisor, any of its affiliates, or any of its controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as Sub-Advisor to the Fund.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE SUB-ADVISORY AGREEMENTS

At the Meeting, the Board, including the Independent Trustees, approved the termination of the Funds’ former sub-advisors to the applicable Funds, Securian and LaSalle, and the appointment of MIMGL, MFMHKL and MIMEL to provide sub-advisory services to the Funds beginning on or about July 29, 2022. In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMGL, MFMHKL and MIMEL, including its personnel, operations, and financial condition, which had previously been provided by each Sub-Advisor. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMGL, MFMHKL and MIMEL; information concerning MIMGL’s, MFMHKL’s and MIMEL’s organizational structure and the experience of their key investment management personnel; relevant performance information provided with respect to MIMGL, MFMHKL and MIMEL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by each Sub-Advisor, the Board reviewed the services to be provided by each Sub-Advisor pursuant to each Sub-Advisory Agreement as described at the Meeting. The Board reviewed materials provided by each Sub-Advisor regarding the experience and qualifications of the personnel who will be responsible for providing services to the Funds. The Board also considered relevant performance information provided with respect to each Sub-advisor. In discussing the nature of the services proposed to be provided by each Sub-Advisor, it was observed that each Sub-Advisory Agreement will include the provision of discretionary investment management services. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by each Sub-Advisor to each Fund and its shareholders and was confident in the abilities of each sub-advisor to provide quality services to the Funds and their shareholders.

Sub-advisory fee. The Board considered that DMC would pay each Sub-Advisor a discretionary investment sub-advisory fee based on the extent to which each Sub-Advisor provides services to the Funds as described in each Sub-Advisory Agreement. In considering the appropriateness of the sub-advisory fee, the Board also reviewed and considered the fee in light of the nature, extent, and quality of the sub-advisory services to be provided by each Sub-Advisor. The Board noted that the sub-advisory fee is paid by DMC to each Sub-Advisor and is not an additional fee borne by the Funds, and that the management fee paid by the Funds to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In regard to the appointment of each Sub-Advisor for the Funds, the Board reviewed information on prior performance for each Sub-Advisor. In evaluating performance, the Board considered its previous approval of each Sub-Advisor to provide fully discretionary services to other Delaware Funds.

Profitability, economies of scale and fall out benefits. The Board was also given available information on profits being realized by each Sub-Advisor in relation to the services being provided to the Funds and in relation to each Sub-Advisor’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fee is paid by DMC out of its management fee, and changes in the level of sub-advisory fee have no impact on Fund expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by each Sub-Advisor in connection with its relationship to the Funds. The Board considered the potential benefit to DMC and each Sub-Advisor of marketing a global approach on the portfolio management of its investment strategies. The Board also noted that economies of scale are shared with each Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Funds so that as the Fund grows in size, its effective investment management fee rates decline.

GENERAL INFORMATION

Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Trust’s shares under a Distribution Agreement dated May 15, 2003, as amended and restated January 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the Trust’s shareholder servicing, dividend disbursing, and transfer agent. DIFSC is an affiliate of the Manager, and is an indirect subsidiary of MMHI and, therefore, of Macquarie.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to any affiliated broker.

Shares Outstanding

As of the Record Date, the number of shares outstanding for each class of shares of each Fund was as follows:

DELAWARE REAL ESTATE SECURITIES FUND

Class A:	4,634,583.804
Class C:	46,024.479
Class I:	3,734,343.531
Class R6:	36,354.343
Class R:	19,892.043
Class Y:	2,850,000.049

DELAWARE GLOBAL REAL ESTATE FUND

Class A:	712,392.236
Class C:	34,721.531
Class I:	2,480,843.301
Class R6:	1,359,754.244
Class R:	68,825.834
Class Y:	95,395.453

DELAWARE VIP REAL ESTATE SECURITIES
Class II:	4,491,923.835

Record of Beneficial Ownership

As of September 30, 2022, the Manager believes that there were no beneficial owners holding 5% or more of the total outstanding shares of any Class of the Funds other than those listed on Exhibit A.  As of September 30,

2022, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of any Class of the Funds.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless the Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, your insurance company, or calling 800 523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary, your insurance company or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent.

Financial Information

Shareholders can obtain a copy of each Fund’s most recent Annual and Semiannual Reports, without charge, by contacting your financial intermediary, insurance company, or calling 800 523-1918.

EXHIBIT A

As of September 30, 2022, management believes the following shareholders held of record 5% or more of the outstanding shares of each Fund:

Delaware Real Estate Securities Fund – Class A
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	3,445,827.587	73.40%

Delaware Real Estate Securities Fund – Class C
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16,148.624	34.59%
MARGARET H NORVILLE & WILLIAM P NORVILLE JTWROS 39 10TH AVE W SOUTHRN SHORE NC 27949-3224	2,531.400	5.42%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,590.033	7.69%

Delaware Real Estate Securities Fund – Class I
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	3,622,866.350	89.83%

Delaware Real Estate Securities Fund – Class R
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
ASCENSUS TRUST COMPANY FBO CHEMBULK MANAGEMENT DEFERRED COMP PO BOX 10758 FARGO ND 58106-0758	1,612.119	8.14%
ASCENSUS TRUST COMPANY FBO EXECUTIVE MARKETING CONSULTANTS INC	1,314.500	6.64%

PO BOX 10758 FARGO ND 58106-0758
MG TRUST COMPANY CUST. FBO TRANSOPTIONS, INC. 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	1,565.695	7.91%
MID ATLANTIC TRUST COMPANY FBO ALZHEIMERS TENNESSEE INC 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	3,874.728	19.57%
MID ATLANTIC TRUST COMPANY FBO DALACH LLC 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	2,404.160	12.14%
MID ATLANTIC TRUST COMPANY FBO ENIGMA SOLUTIONS INC 401(K) PROFIT 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	1,236.996	6.25%
MID ATLANTIC TRUSTCO FBO REATA BROKERAGE SERVICES, LLC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,639.733	8.28%
STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	2,911.691	14.71%

Delaware Real Estate Securities Fund – Class R6
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DRIVE SUITE 300 FORT WASHINGTON PA 19034	4,573.650	12.62%

Delaware Real Estate Securities Fund – Class Y
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	2,807,317.523	98.03%

Delaware Global Real Estate Fund – Class A
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	575,129.200	79.85%

Delaware Global Real Estate Fund – Class C
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
BNYM I S TRUST CO CUST SIMPLE IRA CASCO CIRCUITS INC FBO BATUK B BUTANI 21225 LEMARSH ST CHATSWORTH CA 91311-3016	2,114.981	6.00%
BNYM I S TRUST CO CUST SIMPLE IRA CASCO CIRCUITS INC FBO KARSHAN B BUTANI 9920 INDEPENDENCE AVE CHATSWORTH CA 91311-3034	2,114.981	6.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6,116.499	17.36%
DIANA R UMILE & LISA UMILE NELSON MARC D UMILE CO-TTEES (1) U/W MARIO J UMILE-DECD TRUST B PO BOX 197 HARLEYSVILLE PA 19438-0197	2,432.675	6.90%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6,863.170	19.48%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	2,109.838	5.99%

Delaware Global Real Estate Fund – Class I
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE	2,406,830.591	95.31%

4707 EXECUTIVE DRIVE SAN DIEGO CA 92121

Delaware Global Real Estate Fund – Class R
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	68,875.561	100.00%

Delaware Global Real Estate Fund – Class R6
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
BANK OF NEW YORK - MELLON CUST IVY WILSHIRE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	1,363,680.243	100.00%

Delaware Global Real Estate Fund – Class Y
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7,595.529	7.96%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	87,269.277	91.48%

Delaware VIP Real Estate Securities – Class II
Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	914,886.744	20.25%
NATIONWIDE LIFE INSURANCE COMPANY NWVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,086,434.150	24.04%
NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,038,445.452	22.98%
NATIONWIDE LIFE INSURANCE COMPANY NWVLI5 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	507,806.649	11.24%
NATIONWIDE LIFE INSURANCE COMPANY NWVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	639,856.391	14.16%

IVY FUNDS
Delaware Real Estate Securities Fund
Delaware Global Real Estate Fund

IVY VARIABLE INSURANCE PORTFOLIOS
Delaware VIP Real Estate Securities

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the “Trusts”) on behalf of each of their series listed above (each a “Fund” and collectively, the “Funds”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature (with respect to the Delaware Real Estate Securities Fund and Delaware Global Real Estate Fund) and delawarefunds.com/vip-literature (with respect to the Delaware VIP Real Estate Securities).

The Joint Information Statement details the recent transition of day-to-day management of the Funds to the Macquarie Global Real Estate team, replacing the former sub-advisors to the each of the Funds, as applicable, Securian Asset Management and LaSalle Investment Management Securities, LLC on or about July 29, 2022. In addition, the Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”), and Macquarie Investment Management Europe Limited (“MIMEL”), to reflect the locations of other members of the GLRE team to provide sub-advisory services to the Funds beginning on or about July 29, 2022. The GLRE team consists of personnel across multiple jurisdictions, including US-based portfolio managers who provide services under Delaware Management Company (“DMC” or the “Manager”), as well as portfolio managers and analysts located in Australia (MIMGL), London (MIMEL) and Hong Kong (MFMHKL). A more detailed description of each of MIMGL,  MFMHKL and MIMEL and their respective businesses; information about the sub-advisory agreements with each of MIMGL, MFMHKL and MIMEL; and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL, MFMHKL and MIMEL as sub-advisors are included in the Joint Information Statement. MIMGL, MFMHKL and MIMEL are affiliates of DMC, the investment manager to each series of the Trust, including the Funds.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust.  In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about October 28, 2022 to shareholders of record of the Funds as of October 20, 2022. The full Joint Information Statement is available on the Funds’ website at delawarefunds.com/literature (with respect to the Delaware Real Estate Securities Fund and Delaware Global Real Estate Fund) and delawarefunds.com/vip-literature (with respect to the Delaware VIP Real Estate Securities) on or about October 28, 2022 until at least January 31, 2023.  A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.